                                                                   EXHIBIT 10.53

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                      TELECOMMUNICATIONS SYSTEM AGREEMENT

     THIS TELECOMMUNICATIONS SYSTEM AGREEMENT ("AGREEMENT"), made and entered into this 26th day of January, 1995, by and between Interstate FiberNet, a Georgia General Partnership (hereinafter referred to as "IFN"), having an office at 910 First Avenue, West Point, GA 31833 and Sprint Communications Company L.P., a Delaware Limited Partnership, having an office at 903 East 104th Street, Kansas City, MO 64131 ("Sprint", which expression shall include its successors and permitted assigns), IFN and Sprint being collectively referred to herein as the "Parties".

     WHEREAS Sprint and Radians Telecommunications, Inc. entered into a Telecommunication System Agreement dated October 20, 1993 which was assigned to IFN and Amended on July 27, 1994; and

     WHEREAS Sprint and IFN have agreed to substantially change the content of the original Telecommunication System Agreement dated October 20, 1993, to the extent that this Agreement will supersede and amend in its entirety the original Telecommunication System Agreement dated October 20, 1993 and all associated Amendments; and

     WHEREAS, IFN will lease to Sprint [______________________] dark fibers on the portion of the route from [_______________________________________________];
and [_________] dark fibers [__________________________________________________
_________________________] (collectively "Sprint Fibers"); and

     WHEREAS, Sprint has agreed to accept the leased fibers in accordance with the terms and conditions of this Agreement;

     NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, the Parties mutually agree as follows:


Article 1. SCOPE OF AGREEMENT

     1.1 IFN shall design, engineer, construct or cause to be constructed, facilities and acquire appropriate interests in real property or other rights, all as may be required to provide, operate, and maintain a fiber optics transmission system (the "System") between Sprint's locations in [____________] and [___________] ("Route"), as more fully defined in Exhibit A-1, Preliminary System Route Diagram. The System will be constructed [________________________ __________________________________________________________________], to a point near [__________]. From this point on the Route to [____________], the [_____]
will be [_____]. All of the Sprint Fibers will be [____________________________
__________________________________________________________________________
________________________]. All fiber cable shall contain a minimum of [_
________________________________________________________]. IFN has acquired or shall acquire appropriate interests in real property or other rights, all as are or may be required to provide a physical route for the installation and operation of the System. IFN's construction and maintenance obligations shall be performed in accordance with industry standards and the following Exhibits attached hereto, which by this reference are incorporated herein.

     Exhibit A-1      Preliminary System Route Diagram

     Exhibit A-2      Final System Route Diagram (to be provided by IFN no later than [______________], and subject to Sprint's approval)

     Exhibit A-3      Cable Vendor List

     Exhibit B        Optical Fiber Cable Specification for [_________________
                      __________________].

     Exhibit C        Outside Plant and Cable Splicing Specifications

     Exhibit D        [_________________________] Criteria and Maintenance
                      Specifications

     Exhibit E        Leased Fiber Optic Specifications

     Exhibit F        [___________________________________________]
                      Telecommunications

     Exhibit G        Nondisclosure Agreements

     Exhibit H        Telecommunications System Maintenance Agreement

     Exhibit I        Facilities and Services Agreement

     Exhibit J        Specifications for Maintenance of Fiber Regenerator Sites

     1.2 Sprint shall provide IFN with a list of fiber optic cable vendors, which list will include the following: at least two vendors for [________], and three vendors of in-ground buried cable (a copy of which is attached hereto as Exhibit A-3), from which list IFN shall select its cable vendors. Sprint will have the right to participate in such selection, with the final vendor selections being made at IFN's sole discretion. All engineering documentation and drawings shall be submitted to Sprint prior to construction and such documents and drawings shall require Sprint's prior written approval, which shall not be unreasonably withheld or delayed. Sprint shall make its best efforts to provide such approval within thirty (30) days of receipt of said documents and drawings. IFN agrees to engineer the System in accordance with Exhibits A through F. Changes to engineering plans must be approved by Sprint in writing.

     1.3 IFN shall maintain and update on a daily basis as-built drawings during the construction. Sprint shall be provided access at all times to such as-built drawings for the purpose of data verification and accuracy.

     1.4 IFN shall use the [_____________________] to cross all navigable waters along the buried cable portion of the Route except for the crossings at the following rivers: [___________________], and the [___]. IFN shall cross these rivers pursuant to specifications set forth in Exhibit C.

     1.5 During the construction, Sprint has the right, but not the obligation, to have on-site inspectors monitor construction activity. In addition, the Parties shall conduct periodic program review meetings throughout the construction period for the purpose of determining program status, and identifying and resolving problem areas. These meetings shall be conducted at mutually agreeable intervals. Any desired modifications to the approved engineering plans and drawings (referenced in 1.2) shall require Sprint's prior written approval which shall not be unreasonably withheld or delayed.

     1.6 IFN shall provide, at its sole cost, facilities, [____________________ _________________________], site access and outdoor security and lighting and all other necessary and normal facility requirements at all IFN Sites substantially as set forth in Exhibit D, but in no event less than the current prevailing industry standards for like facilities. IFN shall maintain the IFN Sites substantially as set forth in Exhibit J, but in no event less than the current prevailing industry standards for like facilities.

     1.7  Construction and Acceptance of the Sprint Fibers, as defined in
Article 5, may be in segments as set forth and defined as follows: "[___________ _______________________________________________________________________];
"System Segment - [___________________]" is that portion of the Route between and including the Sprint Site at [____________] and the Sprint switch site in [_________]; "System Segment - [_____________________]" is that portion of the
Route between and including the Sprint Sites at [____________] and [_________, __]; and "Interim System Segment - [___________________]" is the that portion of the Route between and including the Sprint Site at [____________] and the Sprint switch site in [_________] that is temporarily provided to Sprint on existing IFN fibers.

     a) IFN shall complete construction of the System and perform any acts required by IFN to be performed for Sprint to Accept the Sprint Fibers, as set forth in Article 5, no later than [_________]. If delivery of Sprint Fibers does not occur on or before this date or if after delivery of the Sprint Fibers, Sprint notifies IFN of non-Acceptance, IFN shall pay to Sprint liquidated damages in the amounts as set forth below until the Sprint Fibers are Accepted by Sprint as set forth in Article 5.1. If the Sprint Fibers are not Accepted by [_________], Sprint shall maintain the right to continue using the Accepted System Segment(s) as set forth above and specified below, at no cost or expense to Sprint until the end of a ninety (90) day period or until Acceptance of the Sprint Fibers, whichever occurs first. Should Acceptance of the Sprint Fibers not occur within this time frame, and Sprint has not terminated the Agreement or cured the event of default as provided for in Article 12, Sprint shall be allowed to continue using the Accepted System Segment(s) specified above, at the monthly recurring rates specified hereinafter for each such Accepted System Segment for an additional ninety (90) days or until earlier Acceptance of the Sprint Fibers. Should Acceptance of the Sprint Fibers not occur within this one hundred eighty (180) day time frame, and Sprint has not terminated the Agreement or cured the event of default as contemplated in Article 12, IFN's liability for the liquidated damages set forth below shall terminate and Sprint shall be allowed to continue using such Accepted System Segment(s) and Sprint and IFN will negotiate a reasonable lease payment for the Accepted System Segment(s) or portions thereof (as required by Sprint). Said lease payment shall be the lesser of IFN's lowest rate offered for similar fiber or the then current market rate.

     b) IFN shall complete construction of the [______] Extension and perform any acts required by IFN to be performed for Sprint to Accept the Sprint Fibers in System Segment - [________] Extension, as set forth in Article 5, on or before [_________________]. Commencing upon Acceptance thereof, Sprint agrees to pay the lease amount for the [_______] Extension as set forth in Article 4.1. If delivery of Sprint Fibers for the [______] Extension does not occur on or before this date or if after delivery of the Sprint Fibers for the [_______] Extension, Sprint notifies IFN of non-Acceptance, IFN shall pay to Sprint liquidated damages in the amount of [______________________________] per day until the System Segment - [_____]
     Extension is Accepted by Sprint as set forth in Article 5.1.

     c) IFN shall provide [_____________] fibers for the Interim System Segment
     - [________] to [____________], and any acts required by IFN to be performed for Sprint to Accept the Interim System Segment - [_________] to [___________] shall be completed on or before [_________________]. Sprint acknowledges that this Interim System Segment-[________________________] is a part of IFN's existing network and is on single mode non-dispersion shifted fiber and agrees to waive the requirements in the Agreement and Exhibits which are based upon use of dispersion shifted fibers instead of single mode fibers for this Interim System Segment -[____________________]. Notwithstanding the aforementioned wavier, IFN warrants that the Interim System Segment -[_____________________] will meet all performance measures as required in the Exhibits (e.g., Bit Error Rate Performance) of the Agreement, provided that such performance measures do not require [___________________________]. In consideration for this Interim System Segment -[________________________], if delivered on or before [_________________], Sprint agrees to pay on [_______________] a one time fee of [_________________________________________]. In addition, beginning on [________________], Sprint shall pay a recurring fee of [______________
     __________________________] per month for the use thereof, pursuant to the conditions set forth In Article 4.1. Such recurring fee will cease upon Acceptance of the Sprint Fibers or on [_____________], whichever occurs first. If delivery of Sprint Fibers for the Interim System Segment - [_____________________] does not occur on or before this date or if after delivery of the Sprint Fibers, Sprint notifies IFN of non-Acceptance of the interim System Segment - [___________________], IFN shall pay to Sprint liquidated damages in the amount of [____________________________________
     ______] per day until the interim System Segment-[______________________] is Accepted by Sprint as set forth in Article 5.1. In addition, the one time fee of [_____________________________________________________________]
     will be reduced by [__________________________________________] per day
     from [_______________] through [_________________________________________
     ______________________] per day from [_________________] through [________
     ________] and [_______________________________________________] per day
     from [________________], until Acceptance of the Interim System Segment - [______________________].

     d) Construction of [_________________] fibers for the System Segment - [______________________ and any acts required by IFN to be performed for Sprint to Accept the System Segment- [_______________________], shall be completed by IFN on or before [________________]. Sprint agrees to pay commencing on [________________________________________________________]
     per month pursuant to the conditions set forth in Article 4.1. Such payment will cease upon Acceptance of the Sprint Fibers or [___________], whichever occurs first. If delivery of Sprint Fibers for the System Segment - [_______________________] does not occur on or before this date or if after delivery of the Sprint Fibers, Sprint notifies IFN of non-Acceptance of the System Segment - [_______________________], IFN shall pay to Sprint liquidated damages in the amount of [_____________________________] per day until the System Segment - [_______________________] is Accepted by Sprint as set forth in Article 5.1.

     e) Construction of [__________________] fibers for the System Segment - [____________________] and any acts required by IFN to be performed for Sprint to Accept the System Segment - [_____________________], shall be completed by IFN on or before [______________], with the exception of the fiber from the IFN [________] regen site in [___________], to the Sprint Switch Site at [____________________________], which shall be completed by IFN on or before [___________]. If delivery of Sprint Fibers for the System Segment - [____________________] does not occur on or before the dates described above or if after delivery of the Sprint Fibers, Sprint notifies IFN of non-Acceptance of the System Segment - [____________________] IFN shall pay to Sprint liquidated damages in the amount of [_____________________________] per day until the System Segment -
     [____________________] is Accepted by Sprint as set forth in Article 5.1.

     f) Upon Acceptance of the Sprint Fibers by Sprint, IFN shall allow Sprint continued use of the Interim System Segment - [______________________], without cost to Sprint, to allow reasonable time to transfer traffic from the Interim System Segment - [____________________] to the Accepted System. In addition, IFN shall reasonably cooperate with such transfer.

     g) Each deadline for completion as set forth above shall be extended for a period not to exceed thirty (30) days to the extent such delays are due to causes beyond the control and without the fault of IFN, including Acts of God, fires, floods, or inability to obtain materials; provided, however, that the thirty (30) day extension of time for completion and Acceptance shall be granted to IFN only after delivery of written notification to Sprint of such delays. Notice must be delivered within fifteen (15) days after the end of the month in which the delay occurred.

     h) As a result of Accepting the System Segments of the Sprint Fibers as set forth above, the Maintenance Agreement providing for the maintenance of the System (Telecommunications System Maintenance Agreement, Exhibit H of the Agreement) shall be enforced with the following exceptions until Acceptance of the Sprint Fibers: i) when Sprint Accepts System Segment - [_______] Extension and Interim System Segment - [_____________________],
     Sprint will waive the

     Routine Maintenance charges to IFN. ii) when Sprint Accepts System Segment
     - [_________________________],Sprint will adjust the charge to IFN for Routine Maintenance to [_______________________________________] per month, for which Sprint's obligation as set forth in Exhibit H is limited to Routine and Demand Maintenance on the Accepted System Segment - [________ _____________] and Accepted System Segment - [___________________].

     i) Sprint will waive the requirement for the Letter of Credit Agreement as set forth in Article 5.1 until Acceptance of the Sprint Fibers or June 1, 1995, whichever occurs first. At IFN's option, IFN may substitute a Letter of Guarantee in a form acceptable to Sprint which fulfills the requirements set forth in Article 5.1, issued by SCANA Corporation ("SCANA") for sixty-six and two third's percent (66 2/3's %) of the obligation and ITC Holding Company, Inc. ("ITC") for thirty-three and one third percent (33 1/3 %) of the obligation, upon the condition that SCANA and ITC maintain, at a minimum, substantially the same financial condition as represented in the Financial Statements attached as Exhibit B to the Assignment, executed on July 27, 1994.

     1.8 Sprint shall, subject to Sprint's sole discretion and IFN entering into and maintaining in good standing Sprint's Facilities and Services Agreement attached hereto as Exhibit I, provide to IFN the use of, and collocation in, environmentally controlled floor space and DC power at Sprint's POP sites in [____________], [____________], and [____________],and the Sprint switch site in
[____________].

     1.9 Upon completion of the System, IFN shall lease to Sprint [_________ __________] dark fibers on the portion of the Route from [______________] to Sprint's switch site in [_____________]; and [________________________] dark fibers from Sprint's POP site located on [_____________], in [__________] to Sprints switch site in [_________ __________________].

     1.10 IFN hereby grants Sprint access to the Sprint Fibers to exercise any indicia of ownership, including, but not limited to, drop and insert capabilities, upgrade capacity and replacement of the Sprint Electronics. Such replacement of the Sprint Electronics will not result in a modification of the payment obligations of Sprint to IFN.

     1.11 The Demarcation Point between IFN and Sprint shall be the [__________ ___________________] or the [_____________________________________], located within IFN's Site or Sprint's Site.


ARTICLE 2.  DEFINITIONS

     Unless otherwise defined herein, the terms used in this Agreement shall have their normal or customary meanings. In addition, for the purpose of this Agreement, the following terms shall have the meanings set forth:

POP Point of Presence, the point of Interface between the interexchange network and the local network.

[_____]                [____________________________]

Bona Fide Offer        An offer to give valuable consideration, made in good
                       faith.



Regenerator            Site in which incoming signals are regenerated and
                       retransmitted on an outgoing circuit.

Sprint Electronics     The fiber optic telecommunications equipment owned and
                       used by Sprint to facilitate the transmission of communications over the Sprint Fibers.


Sprint Fibers          [________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       ____________________________].

IFN Sites              All POP, Regenerator, or other facilities, except Sprint
                       Sites, where IFN Electronics are housed.

IFN Fibers             All non-Sprint Fibers contained within a fiber optic
                       cable installed by IFN between [_______________________
                       _______________________________________________________
                       ______________________________] and non-Sprint Fibers
                       contained within a fiber optic cable installed by IFN
                       between Sprint's [_____________________________________
                       _______________________________________________________
                       ____________].

Sprint Sites           The Sprint POPs located at [___________________________
                       _______________________________________________________
                       _______________________________________________________
                       __________________________________].

IFN Electronics        The fiber optic telecommunications equipment used to
                       facilitate the transmission of [______________] over the fiber optic cable owned by IFN hereunder and not including the Sprint Electronics.

Right-of-Way (ROW)     Easement or right to use real property owned by
                       railroads, individual property owners, or other entities.

System The fiber optic telecommunications network constructed by IFN hereunder, including, but not limited to, all fiber cables, environmental systems, the Right-of-Way, all Sites and facilities.

Prime                  The Prime Rate as published in the Wall Street Journal.

Entrance Facilities    Telecommunications cable that may or may not have
                       electronic equipment for the purpose of transport of telecommunication services from carrier to carrier or from customer to carrier. Such telecommunications cable may be provided from a local operation company or other companies licensed to provide cable for telecommunications.

ARTICLE 3.  TERM/TERMINATION

     The initial Term of this Agreement shall commence as of the date and year first above written and shall continue for a period of eleven (11) years from the date of Acceptance, as defined in Article 5. Thereafter, Sprint will have [_______________] year options to extend the Term. Each option to extend the Term shall be exerciseable by Sprint as set forth in Article 4.2.

     Upon termination of this Agreement, both Parties will be provided access, upon prior written notice, to the others' sites for removal of their equipment


ARTICLE 4.  COMPENSATION

     4.1  Lease of Fiber Dark
          -------------------

     During the Term Of this Agreement, Sprint shall pay [___________________ ____________________________________________] per month to IFN for the lease of
[__________________] Sprint Fibers, and [____] per month for lease of the [_________] Extension for a total of [______] per month, beginning thirty (30) days after Acceptance of the Sprint Fibers, as defined in Article 5, and monthly thereafter for the term of the Agreement, including all extensions. Except as provided in 5.2, there shall be no payments by Sprint during the construction phase. Except as expressly otherwise provided herein, both Sprint's and IFN's efforts shall be carried out at each company's sole cost.

     Sprint shall send all payments payable hereunder, via wire transfer, to:

                   ITC Holding Company
                   Bank ABA# 061109487
                   Account #707788
                   First National Bank
                   10th Street
                   West Point, GA 31833

     Any amounts not paid by Sprint within ten (10) days after receipt of written notice from IFN shall be subject to a late payment charge calculated from the invoice due date to the date paid, with interest calculated at Prime plus 2%.

     IFN represents and warrants to Sprint that the prices charged to Sprint are the lowest prices charged by IFN for dark fiber leases on this System between [____________________________].

     4.2  Options for Extension of Dark Fiber Lease
          -----------------------------------------

     Sprint is granted [_______________] year options for renewal of this Dark Fiber Lease upon the following terms and conditions:

     Sprint shall provide at least twelve (12) months advance written notice to IFN of its intent to exercise an option to renew.

     At the beginning of the third and fourth option periods (specifically, the date when Sprint must provide written notice to IFN of its intent to exercise its option to renew), if IFN is unable to provide to Sprint use of Sprint Fibers which will meet the performance specifications attached hereto for 20% or more of the Route, then the Parties agree to negotiate a remedy (e.g., IFN's replacement of the defective portion of the Route with a financial contribution from Sprint).

     Should Sprint elect to exercise any of its options to renew, the lease price per month for the Sprint Fibers for the extended term will be as follows:

          First Option     [______] per month
          Second Option    [______] per month
          Third Option     [______] per month
          Fourth Option    [______] per month

The lease price to renew the [_____] Extension shall be [_________________].

     4.3  Others Payments
          ---------------
     Sprint shall pay to IFN the sum of [________] payable as follows:
[________] upon Acceptance of the System Segment - [______________________] and [______] upon Acceptance of the System Segment - [___________________]. Payment shall be due and payable by wire transfer within five (5) business days of each Acceptance.


ARTICLE 5.  ACCEPTANCE

     5.1 IFN shall perform testing on the System to determine the performance level of the System after installation is complete. Sprint shall have the right to have technicians present when testing is performed. IFN shall provide Sprint with a copy of the test results. Based on Sprint's review of the test results, the Parties shall mutually agree upon a list of items to be corrected. IFN will correct any such items at IFN's sole cost. Sprint will provide a Notice of Acceptance of the Sprint Fibers ("Acceptance"), in writing, when 1) the Parties mutually agree the results are in conformance with the Exhibits and all product specifications; 2) the Parties have executed a Maintenance Agreement substantially in the form attached hereto as Exhibit H, providing, at a minimum, that Sprint provide routine maintenance (for the term of this Agreement as extended) of all [__________] at a monthly rate of [_____] throughout the initial term of the Maintenance Agreement; and 3) IFN has delivered to Sprint an annually renewable Letter of Credit Agreement maintained for the duration of the initial Term of this Agreement and thereafter as may be required by Sprint in the amount of [________________] naming Sprint as the beneficiary from a commercial bank on which the S & P bond rating is at or above A-. The Letter of Credit Agreement shall provide that payment shall be made to Sprint upon Sprint's presentment of a Certificate stating that IFN has defaulted on the terms of this Agreement.

     5.2 In the event non-service effecting deficiencies are identified, Sprint shall conditionally Accept the Sprint Fibers and shall commence payment of the fees as set forth in Article 4, subject to the conditions precedent for Acceptance identified in 5.1 hereinabove.

     IFN shall correct any such non-service effecting deficiencies within ninety
(90) days of Conditional Acceptance. Should any such identified deficiencies remain uncorrected at the end of the 90 days, Sprint has the right to correct such deficiencies, at IFN's expense. Sprint may offset the reimbursement owed for correcting any deficiencies against the Fees to be paid hereunder.

     5.3 The Parties expressly agree that Sprint may retest the Sprint Fibers, using its own equipment, provided that such re-testing shall be at Sprint's sole cost.

     5.4 Nothing contained herein shall prevent Sprint from electing to Accept the Sprint Fibers in segments, in which event, Sprint shall pay the rates as set forth in Article 1.7.


ARTICLE 6. ENTRANCE FACILITIES

     6.1 Each Party shall be responsible for providing/arranging for their own Entrance Facilities at any location where either Party desires to terminate traffic and hand it off to a local telephone company or alternative access provider.

     6.2 Should Sprint determine that it has excess facilities at its POP sites along the Route, then Sprint agrees to make such excess facilities available to IFN at a cost to be determined by Sprint.


ARTICLE 7. CONFIDENTIAL INFORMATION

IFN shall preserve, with the same degree of care accorded its own proprietary information, but in no event less than reasonable care, this Agreement and Sprint confidential or proprietary information obtained in leasing to Sprint the Sprint Fibers, and shall execute the Nondisclosure Agreement attached as Exhibit
G. IFN shall not, without the prior written consent of Sprint, in any manner advertise or publish the fact that Sprint has entered into this Agreement. It is understood and agreed by Sprint that IFN has the right to disclose this Agreement to governmental agencies having requisite governmental authority over the terms of this Agreement, provided that IFN has given Sprint prior written notice of impending disclosure, and Sprint has a reasonable opportunity to defend against such disclosure. Notwithstanding the foregoing, it is understood and agreed by Sprint that IFN has the right to disclose in writing all or part of the financial terms and conditions of this Agreement to IFN's proposed financing sources, provided that Sprint has the right to approve in advance such written disclosures (which approval will not be unreasonably withheld), and further provided that Sprint's name shall not be disclosed by IFN in such written disclosure statement without Sprint's express written authorization. This Article 7 shall survive the termination or expiration of the Agreement for a period of three (3) years.


ARTICLE 8. WARRANTIES

     8.1 The Warranties and remedies set forth in this Agreement constitute the only warranties and remedies with respect to this Agreement. Such Warranties are in lieu of all other warranties, written or oral, statutory, express or implied, including without limitation the Warranty of merchantability and the Warranty of fitness for a particular purpose or use.

     8.2 IFN represents and warrants to Sprint that it has the right to perform as required hereunder and/or provide to Sprint the Sprint Fibers specified herein, and that it is an entity, duly organized, validly existing and in good standing under the laws of its origin, with all requisite power to enter into and perform its obligations under this Agreement in accordance with its terms.

     8.3 IFN represents and warrants to Sprint that all performance obligations rendered by it hereunder shall be designed, produced, installed, furnished and in all respects provided and maintained in conformance and compliance with applicable federal, state and local laws, administrative and regulatory requirements, and any other authorities having jurisdiction over the subject matter of this Agreement that were in effect at the time of such design, production, installation or furnishing, and it shall be responsible for applying for, obtaining and maintaining all registrations and certifications which may be required by such authorities.

     8.4 Each Party represents that it is not aware of any facts that would justify a complaint to the Federal Communications Commission or any state regulatory authority concerning the prices, terms or conditions of the transactions contemplated by this Agreement. The Parties also agree that in the event a decision by a telecommunications regulatory authority at the federal, state or local level necessitates modifications in this Agreement, the Parties will negotiate in good faith to modify this Agreement in light of such decision.

     8.5 IFN shall obtain all required regulatory authorizations, construction permits, and appropriate agreements for installation and use of the System in ducts, on poles, and/or in trenches on public or private property prior to commencement of construction. It is expressly understood that the System may be installed in or on ROW, the use of which is licensed or leased to IFN by others. IFN shall acquire such

ROW (including any necessary renewals or new licenses or leases) and obtain for Sprint the right to use, maintain and access the System without interruption and a guarantee of non disturbance during the Term of this Agreement and any renewals thereof, including, but not limited to, sufficient ingress and egress rights to all IFN Sites. IFN shall immediately inform Sprint in the event that IFN is unable, after diligent and good faith efforts, to obtain renewals of existing licenses or leases, new licenses or new leases, in order to enable Sprint to protect its rights to use, maintain and access the System provided hereunder during the Term of this Agreement.

     8.6 IFN represents and warrants, to Sprint, that the System has been installed in a workmanlike manner and in accordance with the Exhibits to this Agreement. IFN shall further warrant that the System will operate in accordance with Exhibit B and E, Technical Specifications for the term of the Agreement (as extended). In the event that the System fails to perform in accordance with Exhibit B and E, Technical Specifications, Sprint shall have the rights and remedies as set forth in Article 12.4.

ARTICLE 9.  INDEMNIFICATION

     Each Party agrees to indemnify and hold harmless the other Party from claims by persons not a party to this Agreement for personal injury or damage to personal property from the negligent or willful actions of the indemnifying Party's employees, agents, contractors, or representatives.

ARTICLE 10. LIABILITIES

     Neither party shall be liable for any consequential, incidental, indirect, special, or punitive damages, or for lost profits. This provision shall not affect Sprint's right to liquidated damages as provided in Article 1 and Article 12.

ARTICLE 11. INSURANCE

     If IFN is to perform work on Sprint premises. IFN shall obtain and maintain in force [for the Term] Services Commercial General Liability Insurance, including coverage for contractual liability and personal insurance, personal injury or death, or property damage, in the amount not less than [_________] per occurrence, insuring IFN and naming Sprint as an additional insured, and waiving all of insurer's rights of subrogation against Sprint. Before commencing work on Sprint premises, IFN will provide satisfactory evidence of the required insurance and stating that no policy may be canceled or materially altered without first giving Sprint thirty (30) days written notice.

ARTICLE 12. DEFAULT

     12.1 IFN shall be in default of this Agreement if: 1) IFN becomes insolvent, liquidates, is adjudicated as bankrupt, makes an assignment for the benefit of creditors, invokes any provision of law for the relief of debtors, or initiates any proceeding seeking protection from its creditors; or 2) IFN violates any applicable laws or other legal requirements which results in a material impact on the System or System Segments; or 3) IFN fails to acquire and/or maintain necessary Right-of-Way for the uninterrupted use of the System as required under this Agreement; 4) IFN fails to perform any material obligation, which is not associated with the physical operation of the System, under the terms of this Agreement; 5) IFN fails to perform any material obligation regarding the physical operation of the System under the terms of this Agreement.

     Such failure shall not be considered a default however if it is the result of a material default on behalf of Sprint in its obligations under the Maintenance Agreement.

     12.2 In the event of a default as described in (3) and (5) of Article 12.1 above, Sprint has the right, without the duty, and solely at its discretion to cure the default if IFN is not using best faith efforts to cure the same. In such event, IFN hereby appoints Sprint as its authorized agent, with authority to negotiate and obtain licenses, lease renewals, or rights-of-way to allow for the completion of construction or to allow for Sprint's uninterrupted use of the System. IFN shall reimburse Sprint for any costs associated with curing such default at a rate of two times Sprint's direct cost for labor and services and one and one half times Sprint's direct costs for materials and fees. Sprint may offset such reimbursement against any fees due and owing hereunder by Sprint. Sprint shall provide an itemized invoice to IFN for any amounts offset.

     12.3 If any event of default continues for thirty (30) days after written notice thereof, Sprint has the right, but not the duty, and solely at its discretion to initiate any of the actions that follow:

     a) To terminate the Agreement. As time is of the essence for the completion of the System, termination shall be immediate and effective upon notice. In such event, IFN hereby releases and discharges Sprint of and from any and all claims, causes of action, damages or liabilities, known or unknown, incurred by reason of or in any way growing out of the use of the System and Route or related to this Agreement. IFN's liability for the liquidated damages set forth in Section 1.7 shall cease upon termination of the Agreement.

     b) To cure the event of default to the extent Sprint deems necessary to allow for the continued use of the Sprint Fibers by Sprint or to complete construction of the System for use by Sprint. In such event, IFN hereby appoints Sprint as its authorized agent, with authority to negotiate and obtain licenses, lease renewals, or rights-of-way to allow for the completion of construction or to allow for Sprint's uninterrupted use of the Sprint Fibers. IFN shall reimburse Sprint for any costs associated with curing such default at a rate of two times Sprint's direct cost for labor and services and one and one half times Sprint's direct costs for materials and fees. Sprint may offset such reimbursement against any fees due and owing hereunder by Sprint. Sprint shall provide an itemized invoice to IFN for any amounts offset.

     12.4 If any portion of the System experiences performance which fails the material requirements as set forth in the Exhibits or in industry standards of comparable systems with current and like technology, which results in an interruption in Sprint's ability to use or a material degradation of the System, then Sprint's obligation for payment here under shall immediately cease for the duration of such interruption or degradation on a pro rata basis in one sixteenth increments for each Sprint Fiber affected (one twenty fourth increments for each Sprint Fiber affected on the Accepted System Segment - [_____] Extension) until the same is cured, as demonstrated by IFN to the reasonable satisfaction of Sprint. Notwithstanding any other provision of this Agreement to the contrary, if Sprint exercises its remedy to cease payment of its monthly obligation to IFN due to an alleged material default by IFN, then IFN shall have the right to draw upon its Letter of Credit referenced in Article 5 hereof to satisfy IFN's monthly financial obligations related to the System, provided that IFN may not reduce the available balance under the Letter of Credit to an amount less than [__________] pursuant to this Article 12 without the prior written consent of Sprint. Additionally, the amount available under the Letter of Credit must be reinstated to the maximum amount required pursuant to Article 5 hereof within twelve (12) months after the date IFN first makes any draw under the Letter of Credit pursuant to this Article 12.

     12.5 Sprint shall be in default of this Agreement if: 1) Sprint becomes insolvent, liquidates, is adjudicated as bankrupt, makes an assignment for the benefit of creditors, invokes any provision of law for the relief of debtors, or initiates any proceeding seeking (including payment obligation) protection from its creditors; or 2) Sprint fails to perform any material obligation under the terms of this Agreement. If any such event of default continues for thirty (30) days after written notice thereof, IFN has the right, but not the duty, solely at its discretion to terminate this Agreement. Such termination shall be immediate and effective upon notice. In such event, Sprint hereby releases and discharges IFN of and from any and all claims, causes of action, damages or liabilities, known or unknown, incurred by reason of or in any way growing out of the use of the System and Route or related to this Agreement. It is not intended that Sprint release IFN from claims relating to this Agreement such that IFN caused or contributed to Sprint's material default hereunder.


ARTICLE 13. UTILITIES

     13.1  IFN's responsibility for utilities at IFN's Sites
           ------------------------------------------------

     IFN hereby agrees to pay any and all charges for utility services rendered to any IFN Site along the Route. Such charges can include, but are not limited to; electric power necessary for common alarms, interior and exterior lighting, environmental systems (air-conditioning), Sprint Electronics, and IFN Electronics; any water necessary for the operation of the site; any sewer charges necessary for operation of the site; any trash/garbage fees assessed for the IFN Sites.

     13.2  Sprint's responsibility for utilities at Sprint Sites
           -----------------------------------------------------

     Sprint hereby agrees to pay any and all charges for utility services rendered to

Sprint Sites. Such charges can include, but are not limited to: electric power necessary for common alarms, interior and exterior lighting, environmental systems (air-conditioning), Sprint Electronics, and IFN Electronics; any water necessary for the operation of the site; any sewer charges necessary for operation of the site; any trash/garbage fees assessed for the Sprint POP site.

ARTICLE 14. TAXES

     IFN shall be fully responsible for the payment of any and all ad valorem, property, franchise, gross receipts, sales, use and other taxes directly applicable to the leasing of the Sprint Fibers to Sprint and the maintenance services it purchases pursuant to the Maintenance Agreement between the Parties (except income taxes on the revenue of Sprint).


ARTICLE 15. ARBITRATION

     15.1  Dispute Resolution. In the event of any dispute, controversy or
           ------------------
claim of any kind or nature arising under or in connection with this Agreement or the provision of the Services by IFN that the Parties are unable to resolve through informal discussions or negotiations, the Parties agree to submit such dispute, controversy or claim to arbitration in accordance with the following procedures:

     (a) Either party may demand arbitration by giving the other party written notice to such effect, which notice shall (i)describe, in reasonable detail, the nature of the dispute, controversy or claim, and (ii) name an arbitrator who is experienced in the subject matter of the issue in dispute.

     (b) Within thirty (30) days after the other party's receipt of such demand, such other party shall name a second arbitrator who is experienced in the subject matter of the issue in dispute.

     (c) The two arbitrators so named shall promptly select a third arbitrator who also is experienced in the subject matter of the issue in dispute. The arbitration shall be heard by a panel of the three arbitrators so chosen (the "Arbitration Panel"), and the resolution of the dispute, controversy or claim shall be determined by a majority vote of the Arbitration Panel. The Commercial Arbitration Rules of the American Arbitration Association shall govern the conduct of the arbitration.

    (d) Sprint and IFN shall each bear 50% of all fees, costs and expenses of the arbitration, and each party shall bear its own legal fees and expenses, and costs of all experts and witnesses; provided, however, that if the claim of either party is upheld by the Arbitration Panel in all material respects, then the Arbitration Panel may apportion between the Parties as the Arbitration Panel may deem equitable the costs incurred by the prevailing party.

     (e) The party demanding arbitration shall request the Arbitration Panel to (i) allow for the Parties to request reasonable discovery pursuant to the rules then in effect under the Federal Rules of Civil Procedure for a period not to exceed sixty (60) days prior to such arbitration and (ii) require the testimony to be transcribed. No findings of fact or opinions of law shall be required to be made by the arbitrators.

     (f) Any award rendered by the Arbitration Panel shall be final, conclusive and binding upon the Parties and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

     15.2  Exclusive Remedy. Other than any action necessary to enforce the
           ----------------
award of the Arbitration Panel, the Parties agree that the provisions of this
Article 15 are a complete defense to any suit, action or other proceeding instituted in any court or before any administrative tribunal with respect to any dispute, controversy or claim arising under or in connection with this Agreement or the provisions of the Services by IFN. Nothing in this Article 15 prevents the Parties from exercising their rights to terminate this Agreement in accordance with this Agreement.

ARTICLE 16. MISCELLANEOUS

     16.1 Any work performed by either party on the premises of the other party shall be performed while taking all necessary precautions to prevent the occurrence of any injury to persons or property during the progress of such work and shall adhere to Sprint security procedures, policies and operation.

     16.2 Each party shall immediately notify the other party by telephone (followed by written confirmation within twenty-four hours) of any product used in providing services hereunder which fails to comply with any applicable safety rules or standards of concerned governmental agencies (including the Environmental Protection Agency), or which contains a defect which could create or present a substantial risk to stored data or software, or which presents a substantial risk to the public health or of injury to the public or to the environment.

     16.3 Except as specifically provided herein, this agreement does not constitute either Party as the agent or legal representative of the other Party, and does not create a partnership or joint venture between the Parties. Each Party may engage in and possess other business ventures that are competitive with the services under this Agreement. This Agreement is not intended to be an exclusive Agreement for any services.

     16.4 This Agreement, together with all Exhibits, shall constitute the entire agreement and no negotiations or discussions prior to execution shall be of any effect.

     16.5 The invalidity in whole or in part of any provision shall not affect the validity of any other provision.

     16.6 The right and remedies of the parties shall be cumulative and in addition to any other rights and remedies provided by law or equity. A waiver of a breach of any provision hereof shall not constitute a waiver of any other breach. The laws of the state of Kansas shall govern this Agreement.


     16.7 No subsequent agreement concerning the System shall be effective unless made in writing and executed by authorized representatives of the Parties.

     16.8 Notices shall be in writing, mailed certified with return receipt requested, effective upon receipt and sent to:

Sprint:                  Sprint Communications Company L.P.
                         903 East 104th Street
                         Kansas City, Missouri 64131
                         ATTN.: Network Contracts and
                         Real Property Administration

Copy to:                 Sprint Communications Company L.P.
                         8140 Ward Parkway
                         Kansas City, Missouri 64114
                         ATTN.: Law Department

Interstate Fibernet:     Interstate Fibernet
                         910 First Avenue
                         P.O. Box 510
                         West Point,GA 31833
                         Attn.: Steve Moses

Copy to:                 Hogan & Hartson L.L.P.
                         555 Thirteenth Street, N.W.
                         Washington, DC 20004
                         Attn.: James J. Rosenhauer

or to replacement addresses that may be later designated in writing.

     16.9 Neither Party may assign this Agreement without the prior written consent of the other Party which assignment shall not be unreasonably withheld, except that Sprint may assign its rights and obligations hereunder to a legal entity which is a successor, assign, subsidiary or affiliate of Sprint Corporation without notice or consent, provided that such entity is of a financial condition that will allow it to meet all obligations under this agreement.

     16.10 Sprint hereby consents to the assignment by IFN of the Agreement in its entirety to an entity of which MPX Systems, Inc. ("MPX") and a corporation that is, directly or indirectly, a wholly-owned subsidiary of ITC Holding Company, Inc. ("ITC Holding") are owners holding a controlling interest, so long as SCANA Corporation and ITC Holding continue to guarantee financing for such assignee. For this purpose,

                            PROPRIETARY INFORMATION                      PAGE 17

"controlling interest" shall mean retention by MPX and such ITC Holding subsidiary of at least fifty-one percent (51%) of the ownership interest in such entity, and the ability to control the selection of management. This consent shall terminate if such assignment does not occur on or before [______________].


ARTICLE 17.  EQUIPMENT PURCHASE BY IFN

     IFN shall purchase and deliver to Sprint, on or before December 31, 1994, the equipment identified below including all right, title and interest thereto, free and clear from any liens or encumbrances.

          A. [_____________________________________________________
                _____________________
                _______________________________
                __________
                __________________
                _________________________
                _______________________________________
                __________________________________
                ______________________________________]

          B. [____________________________________
                ________________________________________________]


     IFN shall ensure that all manufacturer's warranties are fully transferable to Sprint.

ARTICLE 18.  COUNTERPARTS

     To facilitate execution, this Amendment may be executed in as many counterparts as may be required, it shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of the Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year below written, but effective as of the day and year first set forth above.

INTERSTATE FIBERNET,                     SPRINT COMMUNICATIONS COMPANY L.P.,
A GEORGIA GENERAL PARTNERSHIP            A DELAWARE LIMITED PARTNERSHIP
-----------------------------            ------------------------------------

By: /s/ Steve Moses                      By: /s/ George N. Fuciu
   --------------------------                --------------------------------
Name:  Steve Moses                       Name:  George Fuciu
Title: General Manager                   Title: Senior Vice President, Network
Date:   1/30/95                          Date:   1/26/95
     ------------------------                 -------------------------------
STATE OF Georgia
         --------------------)
COUNTY OF Troup              ) ss
         --------------------)

     On this 30th day of January 1995, Steve Moses, General Manager, Interstate Fibernet, a Georgia General Partnership executed the foregoing instrument. IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid

                                           /s/ Martha B. Quinton
                                         -----------------------------------
                                                    Notary Public

STATE OF  Missouri                        Notary Public, Troup County, Georgia
        ---------------------)
COUNTY OF  Jackson           ) ss         My Commission Expires March 23, 1998.
         --------------------)

     On this 26th day of January 1996, George Fuciu, Senior Vice President, Network Sprint Communications Company L.P., a Delaware Limited Partnership executed the foregoing instrument. IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.


[SEAL APPEARS HERE]                        /s/ Janet S. Rynard
                                         ---------------------------------------
                                                       Notary Public

MPX SYSTEMS,                             ITC TRANSMISSION SYSTEMS, INC:
A SOUTH CAROLINA CORPORATION             A DELAWARE CORPORATION
--------------------------------         ---------------------------------------


By:  /s/ Michael D. Blackwell            By: /s/ Steve Moses
   -----------------------------            ------------------------------------
Name:  Michael D. Blackwell              Name:  Steve Moses
Title:  Executive vice President         Title: Vice President
                                         AS GENERAL PARTNER FOR
                                         INTERSTATE FIBERNET,
                                         A GEORGIA GENERAL PARTNERSHIP

Date: 1/30/95                            Date:__________________________________
      --------------------------
STATE OF  SC
        ------------------------)
COUNTY OF Lexington             )  ss
         -----------------------)

     On this 31 day of January 1996, Michael D. Blackwell, Executive Vice President, MPX Systems, a South Carolina Corporation executed the foregoing instrument. IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.


                                           /s/ [SIGNATURE ILLEGIBLE]
                                         ---------------------------------------
                                                    Notary Public

STATE OF Georgia                         My Commission Expires 4/30/2002
        ------------------------)
COUNTY OF Troup                 ) ss
         -----------------------)

     On 30th day January, 1996, Steve Moses, Vice President, ITC Transmission Systems, Inc, a Delaware Corporation executed the foregoing instrument. IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.

                                          /s/ Martha B. Quinton
                                         ---------------------------------------
                                                     Notary Public

                                         Notary Public, Troup County, Georgia

                                         My Commission Expires March 23, 1998.

***INFORMATION IN THIS EXHIBIT A-1 DIAGRAM HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                  Exhibit A-1

                       Preliminary System Route Diagram
                             [___________________]

                                  EXHIBIT A-2

                          FINAL SYSTEM ROUTE DIAGRAM
                             [___________________]

 (to be provided by IFN no later than January 27, 1995 and subject to Sprint's approval)

[LOGO] Sprint                                         903 East 104th Street
                                                      P.O. Box 8490
                                                      Kansas City MO 64114-0490




(816) 854-7081


April 5, 1995


Mr. Frank Wilcox
Director of Operations
Gulf States FiberNet
208 West Ninth Street
P.O. Box 510
West Point, GA 31833

Reference:  [________________] Contract, Exhibit A-2

Dear Mr. Wilcox:

The proposal in your letter of March 30, 1995 is acceptable to us. As stated in your letter, [_________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
___________________________________________________________].

Sincerely,


/s/ Wayne C. Young


Wayne C. Young
Contract Negotiator


cc.  O.A.Bell

                                  EXHIBIT A-3

                               CABLE VENDOR LIST
                             [___________________]

[__________________________________________________________________________
___________________________________________].


[____]
------

[_______]
[________]
[_______________]

[____]
------

[_______________]
[_______________]

***INFORMATION IN THIS EXHIBIT B (PAGES 1-25) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                   EXHIBIT B


--------------------------------------------------------------------------------

                     OPTICAL FIBER CABLE SPECIFICATION FOR



                               TABLE OF CONTENTS

Paragraph                                                             Page
---------                                                             ----
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
12.0


***INFORMATION IN THIS EXHIBIT C (PAGES 1-9) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                   Exhibit C

                OUTSIDE PLANT AND CABLE SPLICING SPECIFICATIONS
                             [___________________]

***INFORMATION IN THIS EXHIBIT D (PAGES 1-12) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                   EXHIBIT D

                             [__________________]
                          CRITERIA AND SPECIFICATION
                             [___________________]

***INFORMATION IN THIS EXHIBIT E (PAGES 1+2) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                       EXHIBIT E

                          Leased Fiber Optic Specifications

***INFORMATION IN THIS EXHIBIT F (PAGES 1-10) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***


                                   EXHIBIT F
--------------------------------------------------------------------------------

                 [___________________________________________]
                              Telecommunications

                                  EXHIBIT G
                     AGREEMENT FOR USE AND NON-DISCLOSURE
                          OF CONFIDENTIAL INFORMATION

THIS AGREEMENT, made effective as of the 26th day of January 1995, by and between Sprint Communications Company L.P., a Delaware Limited Partnership ("Sprint"), having an office at 903 East 104th Street, Kansas City, MO 64131, and Interstate FiberNet, a Georgia General Partnership ("Carrier"), having an office at 910 First Avenue, West Point, GA 31833, is to assure the protection and preservation of the confidential and/or proprietary nature of information to be disclosed or made available to each other in connection with an agreement regarding telecommunications services contemplated by Carrier and Sprint ("the Party(ies)").

WHEREAS, the Parties contemplate entering into business and/or technical discussions relating to:

Telecommunications Services

NOW, THEREFORE, in reliance upon and in consideration of the following undertakings, the Parties, for themselves, their subsidiaries and their affiliates, agree as follows:

     1. All information disclosed to the other Party shall be deemed to be confidential and proprietary (hereinafter referred to as "Proprietary Information") provided that written information is clearly marked in a conspicuous place as confidential or proprietary, and verbal information is immediately confirmed in writing as confidential or proprietary.

     2. Each Party agrees to use the Proprietary Information received from the other Party only for the purpose stated above. No other rights, and particularly licenses, to trademarks, inventions, copyrights, or patents are implied or granted under this Agreement.

     3. Proprietary Information supplied shall not be reproduced in any form except as required to accomplish the intent of this Agreement.

     4. The receiving Party shall provide the same care to avoid disclosure or unauthorized use of the Proprietary Information as it provides to protect its own proprietary information, but in any event at least reasonable care. It is agreed that all Proprietary Information shall be retained by the receiving Party in a secure place with access limited to only such of the receiving Party's employees or agents who need to know such information for purposes stated above.

     5. All Proprietary Information, unless otherwise specified in writing, shall remain the property of the disclosing Party, shall be used by the receiving Party only for the purpose intended, and such Proprietary Information, including all copies thereof, shall be returned to the disclosing Party or destroyed after the receiving Party's need for it has expired or upon request of the disclosing Party, or, in any event, upon termination of this Agreement.

     6. It is understood that the term "Proprietary Information" does not include information which:

              a) has been published or is now or may become in the public domain through no fault of the receiving Party;

              b) prior to disclosure hereunder is property within the legitimate possession of the receiving Party;

              c) subsequent to disclosure hereunder is lawfully received from a third party having no obligation not to disclose;

              d) is independently developed by the receiving Party through parties who have not had, either directly or indirectly, access to or knowledge of such Proprietary Information;

              e) is transmitted to the receiving Party after the disclosing Party has received written notice from the receiving Party that it does not desire to receive further Proprietary Information.

              f) is required to be disclosed pursuant to court order or as otherwise required by law, on the condition that reasonable written notice of the requirements for such disclosure is given to the disclosing party as soon as possible prior to making any disclosure and the receiving party to such requirements cooperates as the other may reasonably request in resisting the disclosure or disclosing only under a protective court order or other entity or agency.

     7. Each Party agrees not to reveal this relationship with the other Party to any third parties except as contemplated by Paragraph 4 of this Agreement.

     8. Damages, being difficult to ascertain in the event of violation of this Agreement, the Parties agree that, without limiting any other rights and remedies of each other, upon breech hereof, an injunction may be sought by the non-breaching Party to protect its rights hereunder.

     9. This Agreement shall continue in full force and effect so long as either Party shall possess the Proprietary Information of the other Party. This Agreement may be terminated at any time by mutual agreement, or by either Party upon sixty (60) days written notice to the other Party; provided that such unilateral termination of this Agreement shall not relieve the recipient Party of its obligations under this Agreement with respect to Proprietary Information exchanged prior to the effective date of termination.

Sprint Communications Company L.P.     Interstate FiberNet

By:                                    By:
   -------------------------------        -------------------------------

Name:                                  Name:
     -----------------------------          -----------------------------

Title:                                 Title:
      ----------------------------           ----------------------------

      ----------------------------

Date:                                  Date:
     -----------------------------          -----------------------------

                                   EXHIBIT H

                TELECOMMUNICATIONS SYSTEM MAINTENANCE AGREEMENT

        [THIS EXHIBIT IS INCORPORATED BY REFERENCE TO AN EXECUTED VERSION OF THAT CERTAIN TELECOMMUNICATIONS SYSTEM MAINTENANCE AGREEMENT, DATED AS OF JANUARY 26, 1995, BETWEEN INTERSTATE FIBERNET AND SPRINT COMMUNICATIONS COMPANY L.P., FILED AS EXHIBIT NO. 10.49 TO AMENDMENT NO. 1 TO THE COMPANY'S REGISTRATION STATEMENT OF FORM S-4 (REGISTRATION NO. 333-31361). CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF SUCH EXHIBIT. THE EXECUTED VERSION FILED AS EXHIBIT NO. 10.49 OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIAL TREATMENT REQUEST.]

                                   EXHIBIT I

                   SPRINT COMMUNICATIONS COMPANY FACILITIES
                            AND SERVICES AGREEMENT

                [THIS EXHIBIT IS INCORPORATED BY REFERENCE TO AN EXECUTED VERSION OF THAT CERTAIN SPRINT COMMUNICATIONS COMPANY FACILITIES AND SERVICES AGREEMENT, DATED AS OF JANUARY 26, 1995, BETWEEN INTERSTATE FIBERNET AND SPRINT COMMUNICATIONS COMPANY L.P., FILED AS EXHIBIT NO. 10.50 TO AMENDMENT NO. 1 TO THE COMPANY'S REGISTRATION STATEMENT ON FORM S-4 (REGISTRATION NO. 333-31361). CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF SUCH EXHIBIT. THE EXECUTED VERSION FILED AS EXHIBIT NO. 10.50 OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIAL TREATMENT REQUEST.]

***INFORMATION IN THIS EXHIBIT J (PAGES 1-7) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                                                       EXHIBIT J

           SPECIFICATIONS FOR MAINTENANCE OF FIBER REGENERATOR SITES
                             [__________________]